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                                                                  EXHIBIT 10.20

                                                [Standard Chartered Letterhead]


       October 23, 1996

       JLM International, Inc./Olefins Marketing Corp.
       8675 Hidden River Parkway
       Tampa, FL   33637

       Attention: Mr. Frank Musto


Ladies and Gentlemen:


Standard Chartered Bank (the "Bank") is pleased to advise that it may continue to make available an uncommitted line of credit (the "Facility") to JLM International, Inc. and/or Olefins Marketing Corp. (each a "Borrower" and collectively the "Borrowers") pursuant to the following terms and conditions. All previous Letter Agreements between the Bank and the Borrowers are hereby superseded and replaced. No commitment to lend, to issue any letter of credit or to enter into any foreign exchange transactions can be assumed or inferred hereby. The purpose of this letter agreement is to outline the general parameters of the transactions that the Bank would consider entering into with the Borrower from time to time.

1.      AMOUNT:      An aggregate principal amount at any time outstanding of
                     up to USD18,000,000 (including amounts available under any letters of credit, bankers' acceptances, outstanding drawings and outstanding advances; the "Aggregate
                     Exposure") may be made available to the Borrower at the sole discretion of the Bank to be allocated as follows.

        A.   DOCUMENTARY      Within the Aggregate Exposure, up to USD18,000,000
             LETTERS OF       may be made available for the issuance of sight
             CREDIT:          and/or usance documentary letters of credit with
                              terms of up to 90 days ("Documentary Letters of Credit") for the purchase, shipment and sale of petrochemicals and related products.

                              Documentary Letters of Credit will require the originals of all shipping documents, including full sets of original title documents, to be consigned to the order of the Bank and to be presented as a condition of payment at the Bank's counters.

                              Within this Limit, delivery of documents against bankers' acceptances may be permitted up to USD 18,000,000 such that the maximum combined tenor does not exceed the 90 day usance period.

        B.   ADVANCES/        Within the Aggregate Exposure and subject to the
             ACCEPTANCES:     terms and conditions contained in existing
                              Promissory Note, up to USD6,000,000 may be made available for advances (each an "Advance") with maturities of up to but not exceeding 90 days, and/or for bankers' acceptances (each a "B/A") for refinancing documents presented under letters of credit. The amount of the financing shall not exceed the FOB value of purchased merchandise or 90% of the value of accounts receivable, and in any event, shall be at the Bank's sole discretion.

        C.   STAND-BY LETTERS Within the Aggregate Exposure. up to USD
             OF CREDIT        13,000,000 may be made available for the
                              issuance of stand-by letters of credit ("Stand-by
                              Letters of Credit") with tenors of up to 90 days.


NOTWITHSTANDING THE ABOVE, THE MAXIMUM AGGREGATE EXPOSURE UNDER THE ABOVE LIMITS [1.A. THROUGH AND INCLUDING 1.C.] SHALL NOT EXCEED USD18,000,000 AT ANY ONE TIME.

       Incorporated in England with limited liability by Royal Charter 1853

       The Principal Office of the Company is situated in England at 1 Aldermanbury Square London EC2V 7SB Reference Number ZC 18


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2.      FOREIGN         In addition to the above, up to USD1,000,000 may be
        EXCHANGE:       made available to Borrowers to engage in spot foreign
                        exchange transactions, and up to USD5,000,000 for forward foreign exchange transaction in support of the Borrower's foreign business. The spot and forward foreign exchange transactions described herein shall be staggered to ensure that the maximum net amount coming due for settlement on any given day, for both spot and forward transactions combined, does not exceed USD
                        1,000,000.

3.      REVIEW DATE:    The Facility shall be reviewed by the Bank on
                        or before July 31, 1997 (the "Review Date"); provided, however, the Bank may terminate the Facility at any time in its sole discretion and with immediate effect by written notice to the Borrower. Should the Bank continue to make credit facilities available to the Borrower after the Review Date has passed, such credit facilities shall be made under the terms and conditions contained in this letter agreement. The Bank shall at all times reserve the right to alter or extend the Review Date or other terms of the Facility.

4.      SECURITY:       The Borrower shall have executed and delivered to the
                        Bank the Bank's forms of Security Agreement (the
                        "Security Agreement"), UCC Financing Statements and other documents as may be required to perfect its security interest in the personal property of the Borrower as described in the Security Agreement. In addition, the Bank shall continue to hold cross guarantees of JLM International, Inc. and Olefins
                        Marketing Corp., as well as the guarantees of JLM
                        Marketing, Inc. JLM Industries, Inc. and JLM Chemicals
                        Canada.

5.      INTEREST AND    (i) Interest on Advances shall be charged at the
        FEES:           rates specified in the Promissory Note.

                        (ii) The rate for B/A's will be as quoted by the Bank from time to time.

                        (iii) The Borrower agrees to pay the fees established by the Bank from time to time for Documentary and/or Stand-by Letters of Credit (collectively, Letters of Credit). The Bank's current fees for Letters of Credit are as follows:
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                        For Documentary Letters of Credit:
                        ----------------------------------

                        Issuance:               1/4% per quarter, minimum USD400.00
                        Negotiation/Payment:    1/4%, minimum USD400.00
                        Acceptance Commission:  1.5% per annum
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                        For Stand-by Letters of Credit:
                        -------------------------------
                        Issuance:               1/4% flat per 90 days, minimum USD400.00
                        Negotiation/Payment:    1/4%, minimum USD400.00
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6.      TAXES           All payments relating to the Facility (including
                        payments relating to any Letter of Credit, B/A,
                        Advance or foreign exchange transaction) shall be made
                        free and clear of and without deduction or withholding
                        for any present or future taxes, levies, imposts or
                        duties imposed by any governmental authority in any
                        jurisdiction, or by any political subdivision or taxing
                        authority thereof or therein. If any such taxes, levies,
                        imposts or duties are required to be withheld from any
                        payments relating to this Facility, the amounts so
                        payable shall be increased to the extent necessary to
                        yield to the Bank (after deduction of all such taxes,
                        levies, imposts or duties) interest or any such other
                        amounts specified herein or in any letter of credit
                        reimbursement agreement, promissory note or other
                        documents relating to the Facility.


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7.      EVIDENCE OF     The Borrower agrees that the Bank's internal books and
        INDEBTEDNESS:   records shall be conclusive evidence (absent manifest
                        error) of the Borrower's indebtedness to the Bank.

8.      CONDITIONS      As a precondition to the Bank's considering to extend
        PRECEDENT:      the credit contemplated by this letter agreement
                        (but with the Bank retaining full discretion as to whether to extend any credit from time to time), the Borrower shall have executed and delivered to the Bank, in form and substance satisfactory to the Bank the following documents:

                        (a) Facility letter: the duplicate copy of this letter agreement and the following documents duly signed by an officer empowered to sign on the Borrower's behalf:

                        (b) Corporate Standing: a certificate of the Secretary or Assistant Secretary of the Borrower certifying the incumbency and specimen signatures of the officers of the Borrower executing this Letter Agreement and each of the related documents and that attached hereto are (i) a true and complete copy of the resolutions of the Borrower's board of directors which authorize the acceptance of the credit (including if applicable, foreign exchange transactions) and the related obligations contemplated by this Letter Agreement
                        (which resolutions shall not have been rescinded as of the date of such certification) and (ii) true and complete copies of the Borrower's articles or certificate of incorporation and all amendments thereto as in effect as of the date of such certification; and

                        (c) Any and all other documents that the Bank may reasonably request from time to time.


8.      COVENANTS:      From the date hereof until all amounts outstanding under
                        this Facility have been repaid in full, the Borrower shall:

                        (a) Ensure that John L. MacDonald does not borrower in excess of USD500,000 from either of the Borrowers or from JLM Industries, Inc.;

                        (b) Ensure that if either Borrower requests that the Bank finance a partially open position, the requesting Borrower shall post a 15% cash margin with the Bank until such position unwound or hedged;

                        (d) Ensure that funds from assigned accounts receivable are remitted prior to the maturity of Advances and B/A's and are deposited in a cash collateral account under lien to the Bank;

                        (e) Ensure that when the Borrowers assign accounts receivable to the Bank that the debtors are instructed to pay the account(s) of Borrowers at Standard Chartered Bank, New York;

                        (f) Ensure that the Bank or its agent(s) have at all times access to the Borrowers' books, records and storage locations:

                        (g) Ensure that the combined bank lines of the Borrowers does not exceed USD31,000,000;


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                        (h) Ensure that the leverage ratio, defined at total
                        liabilities less subordinated shareholder debt divided by capital funds, does not exceed 9.5:1.0 as measured at the Borrowers' fiscal year end 1996;

                        (i) Ensure that the capital funds ratio (which shall be measured quarterly), defined as shareholders' equity plus subordinated shareholder debt less intangible assets does not fall below USD13,000,000 measured at Borrowers' fiscal year end 1996;

                        (j) Ensure that the Borrowers' cumulative net income in any two consecutive quarters does not fall below USD1,000,000 and does not fall below USD2,000,000 at Borrowers' fiscal year end; and

                        (k) Ensure that Borrowers' cash flow, measured at their fiscal year end and defined as net income plus non-cash expenses less unfinanced capital expenditures divided by current maturities of long-term debt does not fall below 1.3:1.0.

9.      RIGHT OF        In addition to the rights granted to it by applicable
        SET-OFF:        law, the Bank has the right to set-off and apply to any
                        of the Borrower's obligations hereunder any amount received by it from the Borrower, including any balance in any deposit account of the Borrower maintained with the Bank or with any of its branches.

10.     LEGAL FEES      The Borrower agrees to pay to the Bank on its first
        AND EXPENSES:   demand all costs and expenses incurred by the Bank in
                        connection with the preparation, execution and/or amendment of this letter agreement and the enforcement or collection of any obligations arising in connection with the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees, a reasonable estimate of the allocated cost of Bank's in-house counsel and other legal expenses.

11.    WAIVERS:         No modification or waiver of any provisions of
                        this letter agreement shall be effective unless in writing, signed by the Bank, and only to the extent specifically set forth therein; nor shall any such waiver or modification be applicable except in the specific instance for which given.

12.    WAIVER OF TRIAL  THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY
       BY JURY;CONSENT  WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY
       TO JURISDICTION; ACTION OR PROCEEDING ARISING OUT OF OR OTHERWISE
       GOVERNING LAW:   RELATING TO THIS LETTER AGREEMENT.  THE BORROWER HEREBY
                        IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION
                        OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED
                        STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW
                        YORK. THIS LETTER AGREEMENT AND THE OBLIGATIONS
                        CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY, AND
                        CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
                        NEW YORK.


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If the terms and conditions specified in this letter agreement are acceptable to you, please indicate your acceptance thereof by signing and returning the attached copy of this letter agreement to us.


Very truly yours,
STANDARD CHARTERED BANK

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By: /s/ Marguerite J. Felsenfeld, Esq.                  By: /s/ Craig A. Tashijian
    -----------------------------------                    ------------------------------------
        Marguerite J. Felsenfeld, Esq.                          Craig A. Tashjian
        Administrative Officer                                  Senior Vice President

AGREED TO AND ACCEPTED BY:
JLM International, Inc.


By: /s/ Frank A. Musto                                  By:
   ------------------------------------                    ------------------------------------
Name:   Frank A. Musto                                  Name:
     ----------------------------------                      ----------------------------------
Title:  Vice President & CFO                            Title:
     ----------------------------------                       ---------------------------------

Olefins Marketing Corp.


By: /s/ Frank A. Musto                                  By:
    ------------------------------------                   ------------------------------------
Name:   Frank A. Musto                                  Name:
     -----------------------------------                     ----------------------------------
Title:  Vice President & CFO                            Title:
      ----------------------------------                     ----------------------------------

ACKNOWLEDGED: JLM Marketing, Inc. as Guarantor


By: /s/ Frank A. Musto                                  By:
    ------------------------------------                   ------------------------------------
Name:   Frank A. Musto                                  Name:
     -----------------------------------                     ----------------------------------
Title:  Vice President & CFO                            Title:
      ----------------------------------                      ---------------------------------

ACKNOWLEDGED: JLM Industries, Inc. as Guarantor


By: /s/ Frank A. Musto                                  By:
   ------------------------------------                    ------------------------------------
Name:   Frank A. Musto                                  Name:
     ----------------------------------                      ----------------------------------
Title:  Vice President & CFO                            Title:
      ---------------------------------                       ---------------------------------

ACKNOWLEDGED: JLM Chemicals Canada as Guarantor


By: /s/ Frank A. Musto                                  By:
   ------------------------------------                    ------------------------------------
Name:   Frank A. Musto                                  Name:
     ----------------------------------                      ----------------------------------
Title:  Vice President & CFO                            Title:
      ---------------------------------                       ---------------------------------
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